TIMCO AVIATION SERVICES, INC.

CONSENT AND SPECIAL CONVERSION LETTER OF TRANSMITTAL

OFFER OF PREMIUM FOR EARLY CONVERSION OF

8% SENIOR SUBORDINATED PIK NOTES DUE 2006
(CUSIP No.: 887151AA6)
AND
8% JUNIOR SUBORDINATED PIK NOTES DUE 2007
(CUSIP No.: 887151AB4)

THE OFFER OF PREMIUM FOR EARLY CONVERSION AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON MARCH 1, 2005, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS OF SENIOR NOTES AND/OR JUNIOR NOTES MUST VALIDLY DELIVER THEIR NOTES PURSUANT TO THE OFFER AND CONSENT SOLICITATION ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER CONSIDERATION AND AUTOMATICALLY CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURES. NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Conversion Agent for the Offer and Consent Solicitation is:

CONTINENTAL STOCK TRANSFER

&
TRUST COMPANY
Reorganization Dept.
17 Battery Place
8th Floor
New York, NY 10004

By Facsimile Transmission:

(for Eligible Institutions Only)
(212) 616-7610
To Confirm By Telephone or For Information Call:

(212) 845-3229 (collect)

          DELIVERY OF THIS CONSENT AND SPECIAL CONVERSION LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      The instructions contained herein and in the offering circular dated January 26, 2005, should be read carefully before this Consent and Special Conversion Letter of Transmittal is completed.

      HOLDERS WHO DESIRE TO CONVERT THEIR 8% SENIOR SUBORDINATED PIK NOTES DUE DECEMBER 2006 (THE “SENIOR NOTES”) AND/ OR THEIR 8% JUNIOR SUBORDINATED PIK NOTES DUE JANUARY 2007 (THE “JUNIOR NOTES”) PURSUANT TO THE OFFER AND CONSENT SOLICITATION AND RECEIVE THE OFFER CONSIDERATION ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURES WITH RESPECT TO SUCH NOTES AND TENDER THEIR NOTES. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND SPECIAL CONVERSION LETTER OF TRANSMITTAL CONSTITUTES A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH NOTES.

      HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING NOTES.

      THE OFFER AND CONSENT SOLICITATION IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFERING CIRCULAR AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

      This Consent and Special Conversion Letter of Transmittal (this “Consent and Special Conversion Letter of Transmittal”) and the offering circular dated January 26, 2005, as it may be amended and supplemented from time to time (the “Offering Circular”) of TIMCO Aviation Services, Inc. (the “Company”) have been delivered to you in connection with the Company’s offering to pay a 15% premium of additional Company common stock (“Common Stock”) for the early conversion of the Senior Notes and/or the Junior Notes into Common Stock. Senior Notes and Junior Notes are collectively referred to herein as the “Notes.”

      The tender of a holder’s Senior Notes and/or Junior Notes for early conversion and the acceptance of the tender by us will constitute a binding agreement between the tendering holder and us upon the terms and conditions set forth in the Offering Circular and in this Consent and Special Conversion Letter of Transmittal.

      This Consent and Special Conversion Letter of Transmittal is to be used by holders if: (i) certificates representing Senior Notes and/or Junior Notes are to be physically delivered to the conversion agent herewith by such holders, (ii) Junior Notes issued as PIK interest held in uncertificated form in an account maintained by the conversion agent (“Uncertificated Junior PIK Notes”) are being tendered, (iii) the conversion of Senior Notes and/or Junior Notes is to be made by book-entry transfer to the conversion agent’s account at The Depositary Trust Company (“DTC”) pursuant to the procedures set forth in the Offering Circular under the caption “The Offer and Consent Solicitation — Procedures for Tendering Notes and Delivering Consents” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Senior Notes and/or Junior Notes, unless an agent’s message is delivered in connection with such book-entry transfer, or (iv) the tender of Senior Notes and/or Junior Notes is to be made according to the guaranteed delivery procedures set forth in the Offering Circular under the caption “The Offer and Consent Solicitation — Procedures for Tendering Notes and Delivering Consents.” Delivery of documents to DTC does not constitute delivery to the conversion agent.

      The undersigned has completed, executed and delivered this Consent and Special Conversion Letter of Transmittal to indicate the action the undersigned desires to take with respect to the offer and consent solicitation (the “Offer and Consent Solicitation”).

      The instructions included with this Consent and Special Conversion Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular, this Consent and Special Conversion Letter of Transmittal and the notice of guaranteed delivery should be directed to Continental Stock Transfer & Trust Company, the conversion agent for the offer, or Morrow & Co., Inc., the information agent, in each case at the address and telephone number set forth on the back cover page of this Consent and Special Conversion Letter of Transmittal. See Instruction 13 below.

      Holders that are tendering by book-entry transfer to the conversion agent’s account at DTC can execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Offer and Consent Solicitation must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the conversion agent’s DTC account. DTC will then send an agent’s message to the conversion agent for its acceptance. DTC participants may also accept the Offer and Consent Solicitation by submitting a notice of guaranteed delivery through ATOP.

      If a holder desires to tender Senior Notes and/or Junior Notes pursuant to the Offer and Consent Solicitation and: (i) certificates representing such Senior Notes and/or Junior Notes are not immediately available, (ii) time will not permit such holder’s Consent and Special Conversion Letter of Transmittal, certificates representing such Senior Notes and/or Junior Notes and all other required documents to reach the conversion agent on or prior to the expiration date or (iii) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such Senior Notes and/or Junior Notes with the effect that such tender will be deemed to have been received on or prior to the expiration date. Holders may effect such a tender of Senior Notes and/or Junior Notes in accordance with the guaranteed delivery procedures set forth in the Offering Circular under the caption “The Offer and Consent Solicitation — Procedures for Tendering Notes and Delivering Consents.” See Instruction 2 below.

      In the event that the Offer and Consent Solicitation is withdrawn or otherwise not completed, the offer consideration will not be paid or become payable to holders of Senior Notes and/or Junior Notes who have validly tendered their Notes in connection with the Offer and Consent Solicitation and any such Notes will be promptly returned to the tendering holder.

      The Offer and Consent Solicitation is not being made to (nor will tenders of Senior Notes and/or Junior Notes be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the Offer and Consent Solicitation would not be in compliance with the laws of that jurisdiction.

Tender of Senior Notes and/or Junior Notes

☐	Check here if tendered Senior Notes and/or Junior Notes or other required documents are being delivered by book-entry transfer made to the account maintained by the conversion agent with DTC and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

      Upon the terms and subject to the conditions of the offer described in this Consent and Special Conversion Letter of Transmittal and the accompanying Offering Circular, you can choose to tender, depending on whether you hold Senior Notes and/or Junior Notes, under the following options (the “offer consideration”):

•	If you elect to convert your Senior Notes into Common Stock during the Special Conversion Period (as defined in the Offering Circular), for each $1,000 in principal amount of Senior Notes, including PIK interest and any accrued but unpaid interest thereon, that you hold, you will receive:

•	the approximately 2,164 shares of Common Stock that you would have received upon the automatic conversion of your Senior Notes into equity at their maturity, plus

•	a conversion premium equal to approximately 324 shares of Common Stock.

•	If you elect to convert your Junior Notes into Common Stock during the Special Conversion Period, for each $1,000 in principal amount of Junior Notes, including PIK interest and any accrued but unpaid interest thereon, that you hold, you will receive:

•	the approximately 1,965 shares of Common Stock that you would have received upon the automatic conversion of your Junior Notes into equity at their maturity, plus

•	a conversion premium equal to approximately 294 shares of Common Stock.

      You do not have to tender all of the Senior Notes and/or Junior Notes to participate in this Offer and Consent Solicitation. You may withdraw your tender of Senior Notes and/or Junior Notes at any time before the expiration of this Offer and Consent Solicitation.

      List below the Senior Notes and/or Junior Notes to which this Consent and Special Conversion Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Special Conversion Letter of Transmittal. Tenders of Senior Notes and/or Junior Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof provided that any holder may tender all Notes held by such holder, even if the aggregate principal amount of the Notes is not an integral multiple of $1,000.

All tendering holders of Senior Notes and/or Junior Notes should complete the boxes below

Description of Senior Notes and/or Junior Notes

Item 1. Name(s) and address(es) of registered Holder(s) of Senior Notes

and/or Junior Notes or name of DTC participant and DTC participant’s			Principal Amount
DTC account number in which the Senior Notes and/or Junior Notes are		Aggregate Principal	Tendered and as to
held.	Certificate	Amount	which Consents Are
(Please fill in blanks)	Number(s)(1)	Represented(2)	Given(3)

Names (Please Print)		$	$

Address

City, State and Zip Code

Total principal amount of Senior Notes and/or Junior Notes tendered		$	$

(1) Need not be completed by holders of Senior Notes and/or Junior Notes tendering by book-entry transfer or by holders tendering Uncertificated Junior PIK Notes.
(2) Unless otherwise indicated in the column labeled “Principal Amount Tendered and as to which Consents Are Given” and subject to the terms and conditions set forth in the Offering Circular, a Holder will be deemed to have tendered the entire aggregate amount indicated in the column labeled “Aggregate Principal Amount Represented” and the entire principal amount of any Uncertificated Junior PIK Notes held by such Holder.
(3) For a valid tender, consent must be given for all Notes tendered. If no entry is made in this box, consents will be deemed to be given for all Notes tendered on or before the expiration date for the Offer and Consent Solicitation.

The names and addresses of the holders of Senior Notes and/or Junior Notes should be printed, if not already printed above, exactly as they appear on the certificates representing Senior Notes and/or Junior Notes that are being tendered.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      By the execution hereof, the undersigned acknowledges receipt of the Offering Circular, (as it may be amended or supplemented from time to time), of TIMCO Aviation Services, Inc., a Delaware corporation, and this Consent and Special Conversion Letter of Transmittal and instructions hereto (the Consent and Special Conversion Letter of Transmittal together with the Offering Circular, the “Offer and Consent Solicitation”), which together constitute (i) our offer to convert any and all of our outstanding Senior Notes and/or Junior Notes, upon the terms and subject to the conditions set forth in the Offering Circular and (ii) our solicitation (the “solicitation”) of consents (the “consents”) from each holder (each a “holder” and, collectively, the “holders”) to certain proposed amendments (the “proposed amendments”) to (a) the indenture dated as of February 28, 2002 (the “Senior Notes indenture”), among us, certain of our subsidiaries as guarantors and HSBC Bank, USA, National Association (as successor to HSBC Bank USA, (the “trustee”), pursuant to which the Senior Notes were issued and (b) the indenture dated as of September 20, 2002 among us, certain of our subsidiaries as guarantors and the trustee pursuant to which the Junior Notes were issued (the “Junior Notes indenture” and together with the Senior Notes indenture, the “indentures”). The proposed amendments will be set forth in supplemental indentures to the indentures (the “supplemental indentures”) which will be executed and delivered by us the trustee and the other parties to the indentures.

      Upon the terms and subject to the conditions of the Offer and Consent Solicitation, the undersigned hereby tenders to us the aggregate principal amount of Senior Notes and/or Junior Notes indicated above and consents to the proposed amendments.

      Subject to, and effective upon, the acceptance for tender of, and payment of the offer consideration for, the principal amount of Senior Notes and/or Junior Notes tendered with this Consent and Special Conversion Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Senior Notes and/or Junior Notes that are being tendered hereby, and also consents to the proposed amendments. The undersigned hereby irrevocably constitutes and appoints the conversion agent true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the conversion agent also acts as the agent of TIMCO Aviation Services, Inc.) with respect to such Senior Notes and/or Junior Notes, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to: (i) present such Senior Notes and/or Junior Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Senior Notes and/or Junior Notes on the account books maintained by the DTC to, or upon the order of, TIMCO Aviation Services, Inc., (ii) present such Senior Notes and/or Junior Notes for transfer of ownership on the books of TIMCO Aviation Services, Inc., (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Senior Notes and/or Junior Notes and (iv) deliver to the Company and the trustee this Consent and Special Conversion Letter of Transmittal on or prior to the expiration date as evidence of the undersigned’s consent to the proposed amendments, and as certification that validly tendered and not revoked consents from holders of not less than (a) not less than a majority in aggregate principal amount of Senior Notes and (b) not less than a majority in aggregate principal amount of Junior Notes, excluding from this computation the Senior Notes and Junior Notes held by Mr. Harber (the “requisite percentage”) to the proposed amendments, duly executed by holders of such Notes, have been received, all in accordance with the terms and conditions of the offer and the consent solicitation as described in the Offering Circular. Execution and delivery of this consent and letter of transmittal on or prior to the expiration date will also be deemed to constitute a consent to the proposed amendments.

      The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent, with respect to the Notes tendered hereby, to the proposed amendments as permitted by the indentures if this Consent and Special Conversion Letter of Transmittal is executed and delivered on or prior to the expiration date. The undersigned understands that the consent provided hereby shall remain in full force and effect until such consent is revoked in accordance with the procedures set forth in the Offering Circular and this Consent and Special Conversion Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the indentures, which are hereby waived. Delivery on or prior to the expiration date of this Consent and Special Conversion Letter of Transmittal constitutes delivery by the undersigned to TIMCO Aviation Services, Inc. and the trustee pursuant to article nine of the indentures.

      The undersigned understands that consents may not be revoked after the expiration date. Although the supplemental indentures will be executed by us and the trustee promptly after the expiration date if the requisite percentage has been obtained, the proposed amendments will not become operative until we accept for payment Notes tendered in the Offer and Consent Solicitation, which is expected to occur, subject to all conditions to the Offer and Consent Solicitation having been satisfied or waived, promptly after the expiration date.

      The undersigned understands that tenders of Notes and the deliveries of the related consents may be withdrawn or revoked by written notice of withdrawal or revocation, or a properly transmitted request message through ATOP received by the conversion agent at any time on or prior to the expiration date. Holders may not deliver consents without tendering their Notes in the Offer and Consent Solicitation. Holders may not withdraw previously tendered Notes on or prior to the expiration date without revoking the previously delivered consents to which such tender relates. Holders may not validly revoke a consent unless such holder validly withdraws such holder’s previously tendered Notes.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Senior Notes and/or Junior Notes tendered hereby, and that if and when such Senior Notes and/or Junior Notes are accepted for payment by us, we will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the conversion agent or us to be necessary or desirable to complete the sale, assignment and transfer of the Senior Notes and/or Junior Notes tendered hereby and to perfect the undersigned’s consent to the proposed amendments and to complete the execution of the supplemental indentures providing for such proposed amendments.

      The undersigned understands that tenders of Senior Notes and/or Junior Notes pursuant to any of the procedures described in the Offering Circular and in the instructions hereto and acceptance for payment thereof by us will constitute a binding agreement between the undersigned and us, upon the terms and subject to the conditions of the Offer and Consent Solicitation.

      For purposes of the offer, the undersigned understands that we will be deemed to have accepted for payment validly tendered (or defectively tendered Senior Notes and/or Junior Notes with respect to which we have or have caused the defect to be waived) Senior Notes and/or Junior Notes if, as and when we give oral or written notice thereof to the conversion agent. The undersigned will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the sale, assignment and transfer of the Senior Notes and/or Junior Notes tendered hereby. For purposes of the consent solicitation, consents received by the conversion agent will be deemed to have been accepted if, as and when we give written notice to the trustee of the receipt by the conversion agent of the requisite consents and the supplemental indentures are executed.

      The undersigned hereby represents and warrants that the undersigned is relying on the information contained in the accompanying Offering Circular in making its investment decision with respect to the offer. The undersigned further acknowledges that neither we nor any person representing us has made any representation to it with respect to us, the offer or the issuance of the tender consideration, other than the information contained in the Offering Circular.

      The undersigned understands that our obligation to accept for payment, and to pay for, Senior Notes and/or Junior Notes validly tendered pursuant to the offer is conditioned upon the satisfaction of the conditions described under “The Offer — Conditions to the Offer and Consent Solicitation,” in the Offering Circular. Any Senior Notes and/or Junior Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under “Special Delivery Instructions” below.

      All authority conferred or agreed to be conferred by this Consent and Special Conversion Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Special Conversion Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      The undersigned understands that the delivery and surrender of the Senior Notes and/or Junior Notes is not effective, and the risk of loss of the Senior Notes and/or Junior Notes does not pass to the conversion agent, until receipt by the conversion agent, whether through DTC’s ATOP procedures for transfer or otherwise, of this Consent and Special Conversion Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to us, or receipt of an agent’s message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Senior Notes and/or Junior Notes will be determined by us, in our sole discretion, which determination shall be final and binding.

     Unless otherwise indicated under “Special Issuance Instructions” below, please issue a check from the conversion agent for payment of any amounts, in lieu of fractional shares, for Senior Notes and/or Junior Notes tendered hereby, and/or return any certificates representing Senior Notes and/or Junior Notes not tendered or not accepted for payment, in the name(s) of the holder(s) appearing under “Description of Senior Notes and Junior Notes.” In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please issue the Common Stock, issue the check in lieu of fractional shares, and/or return any certificates representing Senior Notes and/or Junior Notes not tendered or not accepted for payment (and any accompanying documents, as appropriate), to the person or persons so indicated. In the case of a book-entry delivery of Senior Notes and/or Junior Notes, please credit the account maintained at DTC with any Senior Notes and/or Junior Notes not tendered or not accepted for payment. In the case of a book-entry delivery of Uncertificated Junior PIK Notes, please credit the account maintained with the conversion agent with any Junior Notes not tendered or not accepted for payment. The undersigned recognizes that TIMCO Aviation Services, Inc. does not have any obligation pursuant to the Special Issuance Instructions to transfer any Senior Notes and/or Junior Notes from the name of the holder thereof if TIMCO Aviation Services, Inc. does not accept for payment any of the Senior Notes and/or Junior Notes so tendered.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 5, 6, 7 and 8)

   To be completed ONLY if (i) any Common Stock issued upon conversion of the Notes or any certificates for Senior Notes and/or Junior Notes in a principal amount not accepted for tender are to be issued in the name of, or are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Special Conversion Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Senior Notes and Junior Notes” within this Consent and Special Conversion Letter of Transmittal, or (ii) any Senior Notes and/or Junior Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above, or (iii) any Uncertificated Junior PIK Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained with the conversion agent other than the one designated above.

Issue:    ☐ Common Stock and/or Notes

Pay to the order of:

Name:

(Please Print)

Send Payment to:

Address:

(Please Print)

(Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 herein)

Credit unpurchased Senior Notes and/or

Junior Notes by book-entry to the account
maintained at DTC set forth below:

DTC Account Number

Number of Account Party

Dated:

Credit unpurchased Uncertificated Junior PIK Notes

by book-entry to the account maintained
by the conversion agent set forth below:

Account Number

Name of Account Party

Dated:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6, 7 and 8)

   To be completed ONLY if the offer consideration is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Special Conversion Letter of Transmittal to an address different from that shown in the box entitled “Description of Senior Notes and Junior Notes” within this Consent and Special Conversion Letter of Transmittal.

Deliver offer consideration as follows:

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 herein)

PLEASE SIGN HERE
(To be completed by all tendering holders)

      This Consent and Special Conversion Letter of Transmittal must be signed by the registered holder(s) of Senior Notes and/or Junior Notes exactly as their name(s) appear(s) on certificate(s) for Senior Notes and/or Junior Notes, or with respect to Uncertificated Junior PIK Notes, exactly as their name(s) appear(s) on the account maintained by the conversion agent as the owner of the Junior Notes, or, if tendered by book-entry transfer by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Senior Notes and/or Junior Notes, or by person(s) authorized to become registered holder(s) by endorsements on certificates for Senior Notes and/or Junior Notes or by bond powers transmitted with this Consent and Special Conversion Letter of Transmittal. Endorsements on Senior Notes and/or Junior Notes and signatures on bond powers by registered holders not executing this Consent and Special Conversion Letter of Transmittal must be guaranteed by a medallion signature guarantor. (See Instructions 1 and 6 below). If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to us of such person’s authority to do so. See Instruction 6 below.

                If the signature appearing below is not of the registered holder(s) of the Senior Notes and/or Junior Notes, then the registered holder(s) must sign a valid proxy. (See Instructions 3 and 6 below)

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):

(Please Print)

Capacity:

Address:

(including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer and Consent Solicitation

      1.     Guarantee of Signatures. Signatures on this Consent and Special Conversion Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor unless the Senior Notes and/or Junior Notes tendered thereby are tendered by a registered holder of Senior Notes and/or Junior Notes (or by the person who is listed as the owner of any Uncertificated Junior PIK Notes, or by a participant in DTC whose name appears on a security position listing as the owner of such Senior Notes and/or Junior Notes) who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” in this Consent and Special Conversion Letter of Transmittal, or for the account of member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (“NASD”) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “eligible institution”). If the Senior Notes and/or Junior Notes are registered in the name of a person other than the signer of the Consent and Special Conversion Letter of Transmittal or if Senior Notes and/or Junior Notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Consent and Special Conversion Letter of Transmittal accompanying the tendered Senior Notes and/or Junior Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 6.

      2.     Requirements of Tender. This Consent and Special Conversion Letter of Transmittal must be completed by holders of Senior Notes and/or Junior Notes if certificates representing such Senior Notes and/or Junior Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, or if delivery of any Uncertificated Junior PIK Notes is to be made by book-entry transfer to such account pursuant to the procedures set forth in the Offering Circular under the caption “The Offer — Procedures for Tendering Notes and Delivering Consents.” For a holder to properly tender Senior Notes and/or Junior Notes pursuant to the offer, this properly completed and duly executed Consent and Special Conversion Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the conversion agent at its address set forth herein on or prior to the expiration date, and either (i) certificates representing such Senior Notes and/or Junior Notes must be received by the conversion agent at its address (other than any Uncertificated Junior PIK Notes) or (ii) such Senior Notes and/or Junior Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offering Circular under the caption “The Offer — Procedures for Tendering Notes and Delivering Consents,” and a book-entry confirmation must be received by the conversion agent, on or prior to the expiration date. A holder who desires to tender Senior Notes and/or Junior Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Senior Notes and/or Junior Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

      If a holder desires to tender Senior Notes and/or Junior Notes pursuant to the Offer and Consent Solicitation and: (i) certificates representing such Senior Notes and/or Junior Notes are not immediately available, (ii) time will not permit such holder’s Consent and Special Conversion Letter of Transmittal, certificates representing such Senior Notes and/or Junior Notes and all other required documents to reach the conversion agent on or prior to the expiration date or (iii) the procedures for book-entry transfer cannot be completed on or prior to the expiration date, such holder may nevertheless tender such Senior Notes and/or Junior Notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the procedures set forth in the Offering Circular under the caption “The Offer — Procedures for Tendering Notes and Delivering Consents” are followed. Pursuant to such procedures: (i) the tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us herewith, or an agent’s message with respect to a guaranteed delivery that is accepted by us, must be received by the conversion agent on or prior to the expiration date and (iii) the certificates for the tendered Senior Notes and/or Junior Notes in proper form for transfer (or a book-entry confirmation of the transfer of such Senior Notes and/or Junior Notes into the conversion agent’s account at DTC as described in the Offering Circular), together with this Consent and Special Conversion Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Consent and Special Conversion Letter of

Transmittal or a properly transmitted agent’s message, must be received by the conversion agent within two business days after the date of execution of the Notice of Guaranteed Delivery.

      The method of delivery of this Consent and Special Conversion Letter of Transmittal, the Senior Notes and/or Junior Notes and all other required documents, including delivery through DTC and acceptance of an agent’s message transmitted through ATOP, is at the election and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the conversion agent.

      This Consent and Special Conversion Letter of Transmittal and the Senior Notes and/or Junior Notes should be sent only to the conversion agent, not to TIMCO Aviation Services, Inc., the information agent, or the trustee. Delivery of documents to DTC does not constitute delivery to the conversion agent.

      No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Consent and Special Conversion Letter of Transmittal (or a manually signed facsimile thereof) waive any right to receive any notice of the acceptance of their Senior Notes and/or Junior Notes for payment or the effectiveness of the proposed amendments.

      3.     Consents to Proposed Amendments. Holders who tender Notes pursuant to the Offer and Consent Solicitation will automatically consent to the proposed amendments. A holder may not consent to the proposed amendments without tendering the Notes related thereto.

      4.     Withdrawal of Tenders and Revocation of Consents. A valid withdrawal of tendered Notes made on or prior to the expiration date will constitute a concurrent valid revocation of such holder’s related consent. A holder may not validly revoke a consent unless such holder validly withdraws such holder’s previously tendered Notes. Tenders of Notes may be validly withdrawn if the offer is terminated without any Notes being tendered thereunder. In the event of a termination of the offer, the Notes tendered pursuant to the offer will be promptly returned to the tendered holder, the proposed amendments will not become operative and the consents will be deemed revoked.

      For a withdrawal of tendered Notes, (and a concurrent revocation of consents) to be effective, a written or facsimile transmission notice of withdrawal or revocation, or a properly transmitted “Request Message” through ATOP, must be received by the conversion agent on or prior to the expiration date at its address set forth on the cover of this Consent and Special Conversion Letter of Transmittal. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer or relate to Uncertificated Junior PIK Notes) and the aggregate principal amount represented by such Notes and (iii) (other than a notice transmitted through ATOP) be signed by the holder of such Notes in the same manner as the original signature on the Consent and Special Conversion Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the trustee register the transfer of the Notes into the name of the person withdrawing such Notes (including, in the case of Notes tendered by book-entry transfer, the account at DTC to which such withdrawn Notes should be credited) and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the Notes to be withdrawn have been delivered or otherwise identified to the conversion agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

      Any permitted withdrawal of Notes (and concurrent revocation of consents) may not be rescinded. Any Notes properly withdrawn will thereafter be deemed not validly tendered and any consents revoked will be deemed not validly delivered for purposes of the Offer and Consent Solicitation, provided, however, that withdrawn Notes may be re-tendered again by following one of the appropriate procedures described herein at any time on or prior to the expiration date.

      All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by us, in our sole discretion (whose determination shall be final and binding). None of TIMCO Aviation Services, Inc., the conversion agent, the information agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of tenders or incur any liability for failure to give any such notification.

      5.     Partial Tenders and Consents. Tenders of Senior Notes and/or Junior Notes pursuant to the Offer and Consent Solicitation (and the corresponding consents thereto pursuant to the consent solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Senior Notes and/or Junior Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Senior Notes and Junior Notes” herein. The entire principal amount represented by the certificates for all Senior Notes and/or Junior Notes delivered to the conversion agent will be deemed to have been tendered and a related consent in respect thereof delivered unless otherwise indicated. If the entire principal amount of all Senior Notes and/or Junior Notes is not tendered or not accepted for purchase, certificates for the principal amount of Senior Notes and/or Junior Notes not tendered or not accepted for payment will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box in this Consent and Special Conversion Letter of Transmittal (see Instruction 6) promptly after the Senior Notes and/or Junior Notes are accepted for conversion.

      6.     Signatures on this Consent and Special Conversion Letter of Transmittal, Bond Powers and Endorsement Guarantee of Signatures. If this Consent and Special Conversion Letter of Transmittal is signed by the registered holder(s) of certificated Senior Notes and/or Junior Notes tendered hereby or with respect to which consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Special Conversion Letter of Transmittal is signed by the registered holder of uncertificated Junior Notes held in an account maintained by the conversion agent, tendered hereby and with respect to which consent is given, the signature(s) must correspond with the name shown on such accounts as the owner of the Junior Notes. If this Consent and Special Conversion Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Senior Notes and/or Junior Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Senior Notes and/or Junior Notes.

      IF THIS CONSENT AND SPECIAL CONVERSION LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF SENIOR NOTES AND/ OR JUNIOR NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. IN ADDITION SUCH TENDER MUST BE ACCOMPANIED BY A VALID CONSENT OR PROXY OF SUCH REGISTERED HOLDER(S), SINCE NOTES MAY NOT BE TENDERED ON OR PRIOR TO THE EXPIRATION DATE WITHOUT A CONSENT TO THE PROPOSED AMENDMENTS AND ONLY REGISTERED HOLDER(S) ARE ENTITLED TO PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS. SIGNATURES ON SUCH CONSENTS OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

      If any of the Senior Notes and/or Junior Notes tendered hereby (and with respect to which consent is given) are registered in the name of two or more joint holders, all such holders must sign this Consent and Special Conversion Letter of Transmittal. If any Senior Notes and/or Junior Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Special Conversion Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Consent and Special Conversion Letter of Transmittal is signed by the registered holder, and the certificates for any principal amount of Senior Notes and/or Junior Notes not tendered or accepted for payment are to be issued (or if any principal amount of Senior Notes and/or Junior Notes that is not validly tendered or not accepted for payment is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and payments for the offer consideration is to be made in connection with the Offer and Consent Solicitation are to be made or credited to the registered holder, then the registered holder need not endorse any certificates for tendered Senior Notes and/or Junior Notes, nor provide a separate bond power. In any other case (including if this Consent and Special Conversion Letter of Transmittal is not signed by the registered holder), the registered holder of tendered Senior Notes and/or Junior Notes must either properly endorse the certificates for Senior Notes and/or Junior Notes tendered or transmit a separate properly completed bond power with this Consent and Special Conversion Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Senior Notes and/or Junior Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Senior Notes and/or Junior Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

      If this Consent and Special Conversion Letter of Transmittal or any certificates of Senior Notes and/or Junior Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and the proper evidence satisfactory to us of their authority so to act, must be submitted with this Consent and Special Conversion Letter of Transmittal.

      When this Consent and Special Conversion Letter of Transmittal is signed by the registered holder(s) of the Senior Notes and/or Junior Notes listed and transmitted hereby, no endorsements of Senior Notes and/or Junior Notes or separate instruments of transfer are required unless payment is to be made, or Senior Notes and/or Junior Notes not validly tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the signatures on such Senior Notes and/or Junior Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

      Endorsements on certificates for Senior Notes and/or Junior Notes, signatures on bond powers and proxies provided in accordance with this Instruction 6 by registered holders not executing this Consent and Special Conversion Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

      7.     Special Issuance and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Senior Notes and/or Junior Notes or principal amounts not tendered or not accepted for payment or shares of Common Stock or checks constituting payments, in lieu of fractional shares, for the offer consideration are to be issued or sent, if different from the name and address of the registered holder signing this Consent and Special Conversion Letter of Transmittal. If Senior Notes and/or Junior Notes not validly tendered or not accepted for payment are to be credited to a different account at DTC, such special instructions must be indicated here and to DTC. If Uncertificated Junior PIK Notes not validly tendered or not accepted for payment are to be credited to a different account at the conversion agent, such special instructions must be indicated here. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Senior Notes and/or Junior Notes not tendered or not accepted for payment will be returned to the registered holder of the Senior Notes and/or Junior Notes tendered. For holders of Senior Notes and/or Junior Notes tendered by book-entry transfer, Senior Notes and/or Junior Notes not tendered or not accepted for payment will be returned by crediting the account at DTC, or the conversion agent, as applicable, designated above.

      8.     Taxpayer Identification Number. Each tendering holder is required to provide the conversion agent with the holder’s correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employer identification number, on Substitute Form W-9, which is provided following “Important Tax Information” below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the conversion agent with either (i) the correct TIN and certificate of no loss of exemption from back up withholding or (ii) other adequate basis for exemption may subject the tendering holder to a $50 penalty fee and to 28% federal income tax backup withholding on the payments made to the holder or other payee pursuant to the offer. A holder should write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9 if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “Applied For” is written in the space for the TIN and the conversion agent is not provided with a TIN within sixty days thereafter, the conversion agent will withhold 28% from any payments made with respect to the Senior Notes and/or Junior Notes to be purchased and remit such amounts to the Internal Revenue Service.

      9.     Transfer Taxes. We will pay or cause to be paid all transfer taxes applicable to the purchase and transfer of Senior Notes and/or Junior Notes to it pursuant to the Offer and Consent Solicitation, except in the case of deliveries of certificates for Senior Notes and/or Junior Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered holder of Senior Notes and/or Junior Notes tendered hereby, in which case the amount of any transfer taxes payable on account of the transfer of Senior Notes and/or Junior Notes to such other person will be deducted from the offer consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted. Except as provided in this Instruction 9, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Consent and Special Conversion Letter of Transmittal.

      10.     Irregularities. All questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance of any tendered Senior Notes and/or Junior Notes or delivery of consents or the withdrawal or revocation thereof pursuant to any of the procedures described above will be determined by us in our sole discretion (which determination shall be final and binding). We expressly reserve the absolute right, in our sole discretion, subject to applicable law, to reject any or all tenders of any Senior Notes and/or Junior Notes determined by us not to be in proper form or if the acceptance for payment of, or payment for, such Senior Notes and/or Junior Notes may, in the opinion of our counsel, be unlawful. We also reserve the absolute right, in our sole discretion, to waive any defect or irregularity with respect to any tender of Senior Notes and/or Junior Notes or delivery of consents of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Our interpretation of the terms and conditions of the Offer and Consent Solicitation (including the Consent and Special Conversion Letter of Transmittal and the Instructions thereto) will be final and binding. Any defect or irregularity in connection with tenders of Senior Notes and/or Junior Notes or deliveries of consents must be cured within such time as we determine, unless waived by us and any such defective tenders or consents shall not be deemed to have been made until all defects or irregularities have been waived by us or cured. A defective tender will not constitute a valid consent. None of TIMCO Aviation Services Inc., the conversion agent, the information agent, the trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or consents or will incur any liability for failure to give any such notification. If we waive our right to reject a defective tender of Senior Notes and/or Junior Notes or delivery of consents, the holder will be entitled to the offer consideration.

      11.     Waiver of Conditions. We reserve the right, in our sole discretion to waive any and all conditions to the offer or consent solicitation and to accept for payment any Note tendered and to accept any consent given pursuant to the Offer and Consent Solicitation. Subject to compliance with applicable securities laws and the terms set forth in the Offering Circular, and in this Consent and Special Conversion Letter of Transmittal, we reserve the right to extend the Offer and Consent Solicitation, or to otherwise amend the Offer and Consent Solicitation in any respect, or to terminate the Offer and Consent Solicitation if any of the conditions to the Offer and Consent Solicitation have not been satisfied or waived prior to the expiration date.

      12.     Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of Senior Notes and/or Junior Notes whose certificates for such notes have been mutilated, lost, stolen or destroyed should write to or telephone Continental Stock Transfer & Trust Company at the following address or telephone number: 17 Battery Place, New York, NY 10004, Attn: Lost Security Department, telephone (212) 845-3531.

      13.     Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Senior Notes and/or Junior Notes and consenting to the proposed amendments, requests for assistance or additional copies of the Offering Circular and this Consent and Special Conversion Letter of Transmittal may be directed to, and additional information about the offer may be obtained from, either the conversion agent or the information agent, whose addresses and telephone numbers appear on the back cover page of this Consent and Special Conversion Letter of Transmittal.

IMPORTANT TAX INFORMATION

      Under United States federal income tax laws, a holder whose tendered Senior Notes and/or Junior Notes are accepted for payment is required to provide the conversion agent (as payer) with such holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the conversion agent is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Senior Notes and/or Junior Notes purchased pursuant to the Offer and Consent Solicitation may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup-withholding requirements. Exempt holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the conversion agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the conversion agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder’s foreign, exempt status. A Form W-8 can be obtained from the conversion agent. See the enclosed “Certification” on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the conversion agent is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional United States federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is provided to the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments made with respect to Senior Notes and/or Junior Notes purchased pursuant to the offer, the holder is required to provide the conversion agent with the holder’s correct TIN by completing the form below, certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding and, (iii) the holder is a U.S. person.

      A nonexempt holder may write “Applied For” in the space for the TIN in Part I of the attached Substitute Form W-9 if such holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt holder writes “Applied For” in the space for the TIN in Part I, such holder must also complete the attached certificate of awaiting taxpayer identification number in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the conversion agent within sixty days, the conversion agent must backup withhold 28% of the payments made to such holder.

What Number to Give the Conversion Agent

      The holder is required to give the conversion agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Senior Notes and/or Junior Notes. If the Senior Notes and/or Junior Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed “Certification” on Substitute Form W-9 for additional guidance on which number to report.

Print or type
See Specific Instructions on page 16.

Substitute Form W-9	Request for Taxpayer Identification Number and Certification

Name

Business name, if different from above

☐ Individual/☐ Corporation☐ Partnership☐ Other	☐ Exempt from backup withholding
Sole proprietor
▶ . . . .
Check appropriate box:

Address (number, street, and apt. or suite no.)	Requester’s name

City, state, and ZIP code

List account number(s) here (optional)

 Part I                  Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 18. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 18.	Social security number — — or
Note: If the account is in more than one name, see the chart on page 19 for guidelines on whose number to enter.	Employer Identification number —

 Part II                  Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, Item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 18).

Sign Here	Signature of U.S. person ▶ Date ▶

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee.

     Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

     Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

     Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “savings clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that indicates the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester, or

     2. You do not certify your TIN when required (see the Part II instructions on page 18 for details), or

     3. The IRS tells the requester that you furnished an incorrect TIN, or

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmation may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security cared, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt from Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding or certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

     2. The United States or any of its agencies or instrumentalities;

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation;

     7. A foreign central bank of issue;

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

     9. A futures commission merchant registered with the Commodity Futures Trading Commission;

     10. A real estate investment trust;

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

     12. A common trust fund operated by a bank under section 584(a);

     13. A financial institution;

     14. A middleman known in the investment community as a nominee or custodian; or

     15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

THEN the payment is
If the payment is for ...	exempt for ...

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt recipients 1 through 7(2)

(1)	See Form 1099-MISC. Miscellaneous Income, and its instructions.

(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 17), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart on page 19 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800- TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

If you are asked to complete Substitute Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients. see Exempt from backup withholding on page 17.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN. but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties. goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services. payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:	Give name and EIN of:

6. Sole proprietorship or single-owner LLC	The owner(3)
7. A valid trust, estate, or pension trust	Legal entity(4)
8. Corporation or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished,

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed,

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE

“APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:	Date:

Name:

(Please Print)

The Conversion Agent for the Offer and Consent Solicitation:

Continental Stock Transfer & Trust Company

Reorganization Dept.
17 Battery Place
8th Floor
New York, NY 10004

By Facsimile Transmission:

(for Eligible Institutions Only)
(212) 616-7610

To Confirm By Telephone or For Information Call:

(212) 845-3229 (collect)

      Any questions or requests for assistance or additional copies of the Offering Circular, this Consent and Special Conversion Letter of Transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone numbers and address listed below. A holder may also contact the conversion agent or such holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer and Consent Solicitation.

The Information Agent for the Offer and Consent Solicitation

Morrow & Co., Inc.

445 Park Avenue
New York, NY 10022
Telephone: (800) 654-2468 (toll-free) or (212) 754-8000 (collect)